UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 15, 2015
(Date of earliest event reported)

VIRGINIA NATIONAL BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-55117	46-2331578
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

404 People Place
Charlottesville, Virginia 22911
(Address of principal executive offices) (Zip Code)

(434) 817-8621
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Virginia National Bankshares Corporation is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the SEC on September 21, 2015 (the “Original Form 8-K”) to correct a typographical error in the press statement attached thereto as Exhibit 99.1 (the “Original Press Statement”). The Original Press Statement stated that the dividend declared represents an annual yield to shareholders of approximately 17.6%, rather than the correct annual yield of approximately 1.76%. A revised press release correcting the error was issued on September 21, 2015 and is filed herewith as Exhibit 99.1. Except for the foregoing change, this Amendment No. 1 does not otherwise amend the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit(s) are filed herewith:

Exhibit No.	Description
99.1	Revised press statement issued by Virginia National Bankshares Corporation on September 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRGINIA NATIONAL BANKSHARES CORPORATION

Dated: September 21, 2015	By:	/s/ Glenn W. Rust
Glenn W. Rust
President and Chief Executive Officer